                                                                   Exhibit 10.11

                       CUSTODY AGREEMENT BETWEEN SELLING
                           SHAREHOLDERS AND CUSTODIAN

                                                                          , 1998
                                                                     -----

[Name of Custodian]
[Address]

Ladies and Gentlemen:

     There are delivered to you herewith one or more certificates, in negotiable and proper deliverable form (with signatures guaranteed by a national or state bank or trust company or by a member firm of the New York or American Stock Exchange and accompanied by a duly executed stock power or powers, in blank, bearing the signature of the undersigned so guaranteed), representing no less than the number of issued and outstanding shares of common stock, par value $.01 per share (the "Common Stock") of Central European Distribution Corporation, a Delaware corporation (the "Company"), set forth below the signature of the undersigned at the end of this letter. If applicable, the undersigned has also delivered the following documents with the certificates: if acting as a trustee or in any other fiduciary or representative capacity, duly certified copies of each trust agreement, will, letters testamentary or other instrument pursuant to which the undersigned is authorized to act as a Selling Shareholder (as hereinafter defined). The undersigned agrees to deliver to the Attorneys-in-Fact (as hereinafter defined) or to you such additional documentation as the Attorneys-in-Fact, or any one of them, or the Company, or the Representative (as hereinafter defined), or you, or any of their or your respective counsel, may request to effectuate or confirm compliance with any of the provisions hereof or of the Underwriting Agreement (as hereinafter defined), all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys-in-Fact and you. These certificates are to be held by you as Custodian for the account of the undersigned and are to be disposed of by you in accordance with this Custody Agreement.

     Concurrently with the execution and delivery of this Custody Agreement, the undersigned has executed a power of attorney (the "Power of Attorney") to
William V. Carey and          or their duly designated substitutes
                     --------
(individually, the "Attorney-in-Fact" and collectively, the "Attorneys-in-Fact"), authorizing the Attorneys-in-Fact, or any one of them, to sell from the number of shares represented by the certificate(s) deposited with you hereunder that number of shares indicated below the signature of the undersigned at the end of this letter, or such lesser number as the Attorneys-in-Fact, or any one of them, may determine, and for that purpose to enter into and perform an underwriting agreement (the "Underwriting Agreement"), among the Company, certain shareholders of the Company, including the undersigned (collectively,
the "Selling Shareholders"), and               (the "Representative"), on behalf
                                 -------------
of itself and as the representative of the other underwriters named in the Underwriting Agreement (together with the Representative, the "Underwriters").

     You are authorized and directed to hold the certificates deposited with you hereunder in your custody, and on the Option Closing Date (as defined in the Underwriting Agreement) you shall (i) take all necessary action to cause the number of shares which are to be sold by the undersigned on such date to be transferred on the books of the Company to such names as the Representative shall have instructed you and to surrender the certificates representing such
shares to            , as transfer agent for the Common Stock of the Company, in
          -----------
exchange for new certificates for such shares registered in such names and in such denominations as the Representative shall have instructed you, (ii) upon the instruction of the Attorneys-in-Fact, or any one of them, deliver such new certificates to the Representative, for the accounts of the Underwriters, against payment for such shares as specified in the Underwriting Agreement, and
(iii) give receipt for such payment, deposit the same to your account as custodian, drain upon such accounts to pay such expenses as you may be instructed to pay by the Attorneys-in-Fact, or any one of them, and, when instructed by an Attorney-in-Fact to do so, remit to the undersigned the balance, after deducting such expenses, of the amount received by you as payment for such shares. With such remittance you shall also return to the undersigned new certificates representing the number of shares of Common Stock, if any, represented by the certificates deposited which are in excess of the number of shares sold by the undersigned to the Underwriters.

     If the Underwriting Agreement shall not be entered into prior to      ,
                                                                      -----
1998, or if it shall be terminated, or shall be prevented from becoming effective pursuant to the provisions thereof, then, upon the written request of the undersigned to you or when instructed by the Attorneys-in-Fact, or any one of them, you are to return to the undersigned the certificates and stock powers deposited with you hereunder.

     Under the terms of the Power of Attorney the authority conferred thereby is granted, made and conferred subject to and in consideration of the interests of the Attorneys-in-Fact, the Company, the Underwriters and other Selling
Shareholders and, prior to      , 1998, is an agency coupled with an interest
                           -----
and is therefore irrevocable and not subject to termination by the undersigned or by operation of law, whether by the death or incapacity of the undersigned, the termination of any trust or estate, the dissolution or liquidation of any corporation or partnership or the occurrence of any other event, and the obligations of the undersigned under the Underwriting Agreement are similarly not subject to termination and shall remain in full force and effect until such date. Accordingly, the certificates deposited with you hereunder and this Custody Agreement and your authority hereunder are subject to the interests of the Company, the Underwriters, and the other Selling Shareholders, and this Custody Agreement and your authority hereunder is irrevocable and is not subject to termination by the undersigned or by operation of law, whether by the death or incapacity of the undersigned, the termination of any trust or estate, the dissolution or liquidation of any corporation or partnership or the occurrence of any other event. If the undersigned should die or become incapacitated, if any trust or estate should be terminated, if any corporation or partnership should be dissolved or liquidated, or if any other such event should occur, before delivery of the shares to be sold by the undersigned under the Underwriting Agreement, certificates for such shares shall be delivered by you on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement, and action taken by you pursuant to this

Custody Agreement shall be as valid as if such death or incapacity, termination, dissolution, liquidation or other event had not occurred, regardless of whether or not either you or either or both of the Attorneys-in-Fact shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event.

     Until payment of the purchase price for the shares to be sold by the undersigned to the Underwriters has been made to you pursuant to the Underwriting Agreement by or for the account of the Underwriters, the undersigned shall remain the owner of such shares and shall have the right to vote such shares and all other shares, if any, represented by the certificates deposited with you hereunder and to receive all dividends and distributions thereon.

     You shall be entitled to act and rely upon any statement, request, notice or instructions respecting this Custody Agreement given to you by the Attorneys-in-Fact, or any one of them.

     In taking any action required by the Underwriters, you may rely upon a
writing by representatives of                .
                              ---------------

     It is understood that you assume no responsibility or liability to any person other than to deal with the certificate(s) deposited with you hereunder and the proceeds from the sale of all or a portion of the shares represented thereby in accordance with the provisions of this Custody Agreement, and the undersigned agrees to indemnify and hold you harmless with respect to anything done by you in good faith in accordance with the foregoing instructions.

     This Custody Agreement constitutes a representation and warranty to the other Selling Shareholders, the Company, the Attorneys-in-Fact, the Underwriters, and the counsel of any such person, for purposes of rendering their opinion to the Underwriters called for by the Underwriting Agreement, for which purpose this Custody Agreement shall constitute a certificate, that:

     1. The undersigned now has, and at the date of delivery of the Common Stock to be sold by him to the Underwriters pursuant to the terms of the Underwriting Agreement will have, good and marketable title to such stock, free and clear of all liens, encumbrances, security interests, community property rights, restrictions on transfer, equities and claims whatsoever (other than pursuant to this Custody Agreement and the Underwriting Agreement), and the undersigned now has and at such date will have full legal right and power and all authorizations and approvals required by law and will have taken all actions necessary to sell, transfer and deliver such stock under the Underwriting Agreement. Upon the delivery of and payment for such stock under the Underwriting Agreement, the Underwriters will receive good and marketable title thereto, free and clear of all liens, encumbrances, security interests, community property rights, restrictions on transfer, equities and adverse claims whatsoever.

     2. The undersigned has, and at all times through the Option Closing Date under the Underwriting Agreement will have, full legal right and power and all authorizations and approvals required by law to enter into this Custody Agreement, the Power of Attorney and the Underwriting

Agreement, and to carry out all the applicable terms and provisions hereof and thereof, and this Custody Agreement, the Power of Attorney and the Underwriting Agreement have been (or, upon execution by the Attorneys-in-Fact, or any one of them, will be) duly executed and delivered and are, and at all times through the Option Closing Date under the Underwriting Agreement will be, valid and binding obligations of the undersigned, except as rights to indemnity hereunder may be limited under applicable law. The consummation of the transactions contemplated in the Underwriting Agreement will not result in a breach, violation or contravention of any of the terms and provisions of, or constitute a default under, any statute, any indenture, mortgage, will, deed of trust, note agreement, or other agreement or instrument to which the undersigned is a party or by which the undersigned is bound or to which any of the property of the undersigned is subject, or any order, writ, injunction, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the undersigned or any of the undersigned's properties and no consent, approval, authorization or order of any court or governmental agency or body is required for the performance of the Underwriting Agreement by the undersigned, except such as are to have been obtained under the Securities Act of 1933, as amended, and such as may be required under state securities laws in connection with the purchase and distribution of shares by the Underwriters. As of the Option Closing Date under the Underwriting Agreement, the sale, transfer and delivery of the shares by the undersigned to the Underwriters is not subject to any right of first refusal or other contractual restriction.

     3. The undersigned has carefully reviewed the representations, warranties, statements and agreements to be made by the undersigned as a Selling Shareholder as contained in the Underwriting Agreement, including specifically the indemnity agreement contained in the Underwriting Agreement, and does hereby represent, warrant and agree that (a) such representations, warranties, statements, and agreements insofar as they relate to the undersigned are true and correct as of the date hereof and will be true and correct at all times through the Closing Date under the Underwriting Agreement and (b) such agreements, insofar as they relate to the undersigned, have been complied with as of the date hereof and will be complied with on and after the Closing Date.

     4. The undersigned has received a copy of a Registration Statement, including a Preliminary Prospectus, for the offer and sale of 1,150,000 shares of Common Stock and 1,150,000 redeemable warrants (the "Warrants") accompanying each share of Common Stock (not including the shares and shares which may be sold pursuant to the Underwriters' over-allotment option). To the best of the undersigned's knowledge after reasonable investigation, there is no untrue statement of a material fact included in the Registration Statement nor is there an omission from the Registration Statement of any material fact required to be stated therein or necessary to make the statements therein not misleading. The undersigned will promptly notify the Attorneys-in-Fact of any facts coming to his attention which would cause the preceding sentence not to be true.

     5. The undersigned has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of the Company's Common Stock or the Warrants.

     6. The undersigned is 18 years of age or older, is of sound mind and is not presently adjudged to be incompetent or otherwise to lack the capacity to contract. No legal guardian has been appointed for the undersigned.

     The foregoing representations, warranties and agreements, as well as those contained in the Directors', Officers' and Selling Shareholders' Questionnaire completed by the undersigned and submitted to the Company and those contained in the Underwriting Agreement, are made for the benefit of, and may be relied upon by, the other Selling Shareholders, the Custodian, the Attorneys-in-Fact, the Company, the Underwriters, and the representatives, agents and counsel of any such person.

     This Custody Agreement shall be governed by the laws of the State of New York, without regard to the conflict of law principles thereof.

     Please acknowledge your acceptance hereof as Custodian, and receipt of the certificates deposited with you hereunder, by executing and returning to the undersigned the enclosed copy hereof.

Dated:         , 1998
       --------
                                         Very truly yours,

                                            -------------------------------------------

                                            -------------------------------------------
                                            Signature(s)
                                            *To be signed in exactly the same manner as
                                             the shares are registered.
                                            -------------------------------------------

                                            -------------------------------------------

                                            (Note: The signature(s) must be guaranteed by
                                            a bank or trust company having an office or a
                                            correspondent in New York City or by a broker
                                            which is a member firm of the New York or
                                            American Stock Exchanges.)

Number of shares of Common Stock            Maximum number of shares of Common Stock
represented by certificate(s) deposited     to be sold to Underwriters pursuant to the
                                            Power of Attorney:
           shares                                     shares
----------                                  ---------

     I am the spouse of           .  On behalf of myself, my heirs and legatees,
                        ----------
I hereby join in and consent to the terms of the foregoing Custody Agreement and agree to the sale of the shares of the Common Stock of Central European Distribution Corporation registered in the name of my spouse or otherwise registered, which my spouse proposes to sell pursuant to the Underwriting Agreement (as defined therein).

Dated:           , 1998
       ----------

                                              --------------------------------
                                                   (Signature of Spouse)


                               Number of Shares of Common     Number of Shares to be Sold from
                               Stock Represented by Each    Certificates If Less Than all Shares
Stock Certificate Numbers            Certificate             Represented Thereby Are to be Sold*
--------------------------   -----------------------------  ------------------------------------

--------------------------   -----------------------------  ------------------------------------

--------------------------   -----------------------------  ------------------------------------

--------------------------   -----------------------------  ------------------------------------

--------------------------   -----------------------------  ------------------------------------


TOTAL NUMBER OF SHARES TO BE SOLD                        ------------------------------------


--------------------------
      * If no indication is made, selection to be at the Custodian's discretion. The total for this column must equal the maximum number of shares of Common Stock to be sold to the Underwriters, as indicated in the table on page [__].

                      CUSTODIAN'S ACKNOWLEDGE AND RECEIPT

     [___________], as Custodian, acknowledges acceptance of the duties of Custodian under the foregoing Custody Agreement and receipt of the certificates referred to therein.

Dated:       , 1998
       ------
                                    [__________________]

                                    By:
                                        --------------------------
                                         Name:
                                         Title:

                              PAYMENT INSTRUCTIONS

     Please choose one of the methods of payment described below and provide the requested information as indicated.

     1.            Direct deposit to a [         ] account:
            -----                       ---------
     Branch and Account Number:
                                ------------------------------------------------

--------------------------------------------------------------------------------

     2.            Wire funds to the following bank (you must contact your
          -----
bank to make sure they can accept wire transfers and to obtain any other information they may require as to accepting wire transfers):

     Account Name:
                  --------------------------------------------------------------
     Bank:
          ----------------------------------------------------------------------
     Account Number:
                    ------------------------------------------------------------

     3.            Cashier's check to be mailed or otherwise delivered in
          -----
                   my name to:

                   Central European Distribution Corporation for the delivery
          -----
                   to me

          -----    Directly to me at the following address:

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